Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Trinseo PLC

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Trinseo PLC

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., EST, on September 22, 2026.

Online
Go to **https://www.envisionreports.com/TSE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at https://www.envisionreports.com/TSE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - K'Lynne Johnson	☐	☐	☐	02 - Joseph Alvarado	☐	☐	☐	03 - Frank Bozich	☐	☐	☐
04 - Victoria Brifo	☐	☐	☐	05 - Jeffrey J. Cote	☐	☐	☐	06 - Jeanmarie Desmond	☐	☐	☐
07 - Matthew Farrell	☐	☐	☐	08 - Carol Flaton	☐	☐	☐	09 - Jill Frizzley	☐	☐	☐
10 - Sandra Beach Lin	☐	☐	☐	11 - Henri Steinmetz	☐	☐	☐				

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.	☐	☐	☐
3. To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026 and to authorize, by binding vote, the Audit Committee of the Board to set its auditors' remuneration.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04BCNA

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at https://www.envisionreports.com/TSE Notice of 2026 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — September 23, 2026 The shareholder(s) hereby appoint(s) Frank A. Bozich, David Stasse and Angelo Chaclas, or each of them, each with the power to appoint their substitute, and hereby authorize(s) them to represent and vote, all of the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Trinseo PLC to be held on September 23, 2026 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Items to be voted appear on reverse side) Proxy — Trinseo PLC C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: https://www.envisionreports.com/TSE Trinseo PLC 2026 Annual General Meeting of Shareholders Admission Ticket Wednesday, September 23, 2026 at 8:30 a.m. EST 440 E. Swedesford Road, Suite 301, Wayne, Pennsylvania 19380, United States Shareholders in Ireland may participate by audio and video link at McCann FitzGerald LLP, Riverside One, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, D02 X576, Ireland at 1:30 p.m. local time (Irish Standard Time) on September 23, 2026. Shareholders who wish to attend the Annual Meeting must register by going to the Company’s voting website, www.envisionreports.com/TSE. Upon arrival, please present this admission ticket and photo identification at the registration desk.